Exhibit 10.1

AGREEMENT

CONCERNING THE EXCHANGE OF SECURITIES

BY AND AMONG

PB CAPITAL INTERNATIONAL, INC.

AND

GREEN ENERGY TV, INC. AND

THE SECURITY HOLDERS OF GREEN ENERGY TV, INC.

INDEX

Page

ARTICLE I – Exchange of Securities

1

1.1

Issuance of Securities

1

1.2

Exemption from Registration

1

ARTICLE II – Representations and Warranties of GETV

1

2.1

Organization

1

2.2

Capital

1

2.3

Subsidiaries

2

2.4

Directors and Officers

2

2.5

Financial Statements

2

2.6

Absence of Changes

2

2.7

Absence of Undisclosed Liabilities

2

2.8

Tax Returns

2

2.9

Investigation of Financial Condition

2

2.10

Intellectual Property Rights

2

2.11

Compliance with Laws

2

2.12

Litigation

3

2.13

Authority

3

2.14

Ability to Carry Out Obligations

3

2.15

Full Disclosure

3

2.16

Assets

3

2.17

Material Contracts

3

2.18

Indemnification

3

2.19

Criminal or Civil Acts

3

2.20

Restricted Securities

3

ARTICLE III – Representations and Warranties of PBCI

4

3.1

Organization

4

3.2

Capital

4

3.3

Subsidiaries

4

3.4

Directors and Officers

4

3.5

Financial Statements

4

3.6

Absence of Changes

4

3.7

Absence of Undisclosed Liabilities

4

3.8

Tax Returns

4

3.9

Investigation of Financial Condition

4

3.10

Intellectual Property Rights

4

3.11

Compliance with Laws

4

3.12

Litigation

5

3.13

Authority

5

3.14

Ability to Carry Out Obligations

5

3.15

Full Disclosure

5

3.16

Assets

5

3.17

Material Contracts

5

3.18

Indemnification

5

3.19

Quotation Board Trading Status

5

ARTICLE IV – Covenants Prior to the Closing Date

5

4.1

Investigative Rights

5

4.2

Conduct of Business

6

4.3

Confidential Information

6

4.4

Notice of Non-Compliance

6

ARTICLE V – Conditions Precedent to PBCI’s Performance

6

5.1

Conditions

6

5.2

Accuracy of Representations

6

i

5.3

Performance

6

5.4

Absence of Litigation

6

5.5

Officer’s Certificate

6

ARTICLE VI – Conditions Precedent to GETV’s Performance

6

6.1

Conditions

6

6.2

Accuracy of Representations

6

6.3

Performance

7

6.4

Absence of Litigation

7

6.5

Officer’s Certificate

7

6.6

Payment of Liabilities

7

6.7

Officers of PBCI

7

6.8

Officers of GETV

7

ARTICLE VII – Closing

7

7.1

Closing

7

ARTICLE VIII – Covenants Subsequent to the Closing Date

7

8.1

Registration and Listing

7

ARTICLE IX – Miscellaneous

8

9.1

Captions and Headings

8

9.2

No Oral Change

8

9.3

Non-Waiver

8

9.4

Time of Essence

8

9.5

Entire Agreement

8

9.6

Choice of Law

8

9.7

Counterparts

8

9.8

Notices

8

9.9

Binding Effect

8

9.10

Mutual Cooperation

8

9.11

Announcements

8

9.12

Expenses

8

9.13

Survival of Representations and Warranties

9

9.14

Exhibits

9

9.15

Termination, Amendment and Waiver

9

EXHIBITS

Allocation of Securities

Exhibit

 1.1

Subscription Agreement

Exhibit

 1.2

Capitalization of GETV

Exhibit

 2.2

Financial Statements of GETV

Exhibit

 2.5

Material Contracts of GETV

Exhibit

2.17

Capitalization of PBCI

Exhibit

 3.2

Financial Statements of PBCI

Exhibit

 3.5

Liabilities Surviving the Closing

Exhibit

 6.6

ii

AGREEMENT

THIS AGREEMENT (“Agreement”) is made this 26th day of July, 2011, by and between PB Capital International, Inc., a Delaware corporation (“PBCI”), Green Energy TV, Inc., a Colorado corporation (“GETV”), and the security holders of GETV (the “GETV Security Holders”) who are listed on Exhibit 1.1 hereto and have executed Subscription Agreements in the form attached in Exhibit 1.2, hereto.

WHEREAS, PBCI is a publicly-reporting Delaware corporation that completed its Form 10 Registration Statement  filing pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the U.S. Securities & Exchange Commission effective October 16, 2009, with 250,000,000 shares of authorized common stock, par value $0.0001 per share and 20,000,000 shares of authorized preferred stock, par value $0.0001 per share.

WHEREAS, PBCI desires to acquire all of the issued and outstanding common stock of GETV from the GETV Security Holders in exchange for newly issued unregistered shares of common stock of PBCI;

WHEREAS, all of the GETV Security Holders, by execution of Exhibit 1.2 hereto, agree to exchange all of the common shares they hold in GETV for the number of common shares of PBCI that would equal 80% of the outstanding common stock immediately after the closing of this Agreement (the “Exchange Shares”).

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties hereto agree as follows:

ARTICLE I

Exchange of Securities

1.1

Issuance of Securities. Subject to the terms and conditions of this Agreement, PBCI  agrees to issue the Exchange Shares as fully paid and non-assessable unregistered shares of PBCI ’s $.0001 par value common stock (the “PBCI  Shares”) for all issued and outstanding shares of the $.0001 par value common stock of GETV (the “GETV Shares”) held by the GETV Security Holders.  All PBCI Shares will be issued directly to the GETV Security Holders on the date the transaction contemplated by this Agreement closes (the “Closing Date”), pursuant to the schedule set forth in Exhibit 1.1.

1.2

Exemption from Registration. The parties hereto intend that all PBCI common stock to be issued to the GETV Security Holders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) and/or Regulation D of the Act and rules and regulations promulgated thereunder.  In furtherance thereof, each of the GETV Security Holders will execute and deliver to PBCI on the Closing Date their consent to this Agreement set forth in Exhibit 1.2 hereto.

ARTICLE II

Representations and Warranties of GETV

GETV hereby represents and warrants to PBCI that:

2.1

Organization. GETV is a corporation duly organized, validly existing and in good standing under the laws of Colorado, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

2.2

Capital. The authorized capital stock of GETV consists of 510,000,000 authorized shares including: 500,000,000 authorized shares of $0.0001 par value common stock with that number of shares outstanding at Closing as set forth in Exhibit 2.1 hereto; and  10,000,000 authorized shares of $0.0001 par value preferred stock of which no shares shall be issued or outstanding at Closing.  All of the outstanding common stock of GETV are duly and validly issued, fully paid and non-assessable.  There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities (except as provided in Section 1.3, above) or other agreements or commitments obligating GETV to issue any additional shares of its capital stock of any class, other than those itemized on Schedule 2.2.

2.3

Subsidiaries. GETV does not have any subsidiaries or own any interest in any other enterprise.

2.4

Directors and Officers. The names and titles of the directors and officers of GETV as of the date of this Agreement are as follows:

Name	Position
Henry Fong	Chief Executive Officer, President and Director
Thomas B. Olson	Corporate Secretary

2.5

Financial Statements. Exhibit 2.5 hereto consists of the audited financial statements of GETV for the period ended December 31, 2010 as well as the unaudited financial statements for the six month period ended June 30, 2011 (the “GETV Financial Statements”). Prior to Closing, the audit shall be conducted by a member firm of and in accordance with the standards of the Public Company Accounting Oversight Board in the United States of America. The GETV Financial Statements shall be prepared in accordance with generally accepted accounting principles and practices consistently followed by GETV throughout the periods indicated, and fairly present the financial position of GETV as of the dates of the balance sheets included in the GETV Financial Statements and the results of operations for the periods indicated.  There are no material omissions or non-disclosures in the GETV Financial Statements.

2.6

Absence of Changes. Since June 30, 2011, there has not been any material change in the financial condition or operations of GETV, except as contemplated by this Agreement and the notes issued or to be issued per Section 1.3 herein.  As used throughout this Agreement, “material” means:  Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party.  Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

2.7

Absence of Undisclosed Liabilities. As of June 30, 2011, GETV did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the GETV Financial Statements.

2.8

Tax Returns. Except for the items on Schedule 2.8, GETV has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated.  There are no present disputes as to taxes of any nature payable by GETV.

2.9

Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, PBCI, its legal counsel and accountants shall have the opportunity to meet with GETV’s accountants and attorneys to discuss the financial condition of GETV during reasonable business hours and in a manner that does not interfere with the normal operation of GETV’s business.  GETV shall make available to PBCI all books and records of GETV, provided, however, that GETV will be under no obligation to provide any information subject to confidentiality provisions or waive any privilege associated with any such information.

2.10

Intellectual Property Rights. GETV owns or has the right to use all trademarks, service marks, trade names, copyrights and patents material to its business.

2.11

Compliance with Laws. To the best of GETV’s knowledge, GETV has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

2.12

Litigation. GETV is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of GETV, threatened against or affecting GETV or its business, assets or financial condition, except as disclosed in Exhibit 2.12.  GETV is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  GETV is not engaged in any material litigation to recover monies due to it.

2.13

Authority. The Board of Directors of GETV has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and GETV has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of GETV and is enforceable in accordance with its terms and conditions.  By execution of Exhibit 1.2, all of the GETV Security Holders have agreed to and have approved the terms of this Agreement.

2.14

Ability to Carry Out Obligations. To the best of GETV’s knowledge, the execution and delivery of this Agreement by GETV and the performance by GETV of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which GETV is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of GETV, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of GETV.

2.15

Full Disclosure. None of the representations and warranties made by GETV herein or in any exhibit, certificate or memorandum furnished or to be furnished by GETV, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

2.16

Assets. GETV’s assets are fully included in Exhibit 2.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 2.5.

2.17

Material Contracts.  All of GETV’s material contracts, are attached as Exhibit 2.17.

2.18

Indemnification. GETV agrees to indemnify, defend and hold PBCI and PBCI ’s officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against PBCI which arise out of, or result from (i) any breach by GETV in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by GETV under this Agreement, (ii) a failure of any representation or warranty in this Article II or (iii) any untrue statement made by GETV in this Agreement.

2.19

Criminal or Civil Acts. No executive officer, director or principal stockholder of GETV has ever been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD (FINRA) judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding.

2.20

Restricted Securities.  GETV and the GETV Security Holders, by execution of this Agreement and of Exhibit 1.2, acknowledge that all of the PBCI Shares issued by PBCI are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

ARTICLE III

Representations and Warranties of PBCI

PBCI represents and warrants to GETV that:

3.1

Organization. PBCI is a corporation duly organized, validly existing and in good standing under the laws of Delaware, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

3.2

Capital. The authorized capital stock of PBCI currently consists of 250,000,000 shares of $0.0001 par value common stock with that number of shares outstanding at Closing as set forth in Exhibit 3.2 hereto. PBCI has 20,000,000 shares of $0.0001 par value preferred stock authorized and no preferred stock issued and outstanding at Closing. All of PBCI’s outstanding securities are duly and validly issued, fully paid and non-assessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating PBCI to issue any additional shares of its capital stock of any class except as included and described in Schedule 3.2.

3.3

Subsidiaries. Other than those described in Schedule 3.3 PBCI does not have any subsidiaries or own any interest in any other enterprise.

3.4

Directors and Officers. Henry Fong is the Chief Executive Officer and Director and Barry Hollander is the Chief Financial Officer.

3.5

Financial Statements. Exhibit 3.5 hereto consists of the audited financial statements of PBCI for the year ended July 31, 2011 and 2010 (the “PBCI Financial Statements”).  The PBCI Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by PBCI throughout the periods indicated, and fairly present the financial position of PBCI as of the dates of the balance sheets included in the PBCI Financial Statements and the results of operations for the periods indicated.  There are no material omissions or non-disclosures in the PBCI Financial Statements.

3.6

Absence of Changes. At the time of  Closing, there shall not be since July 31, 2011,  any material change in the financial condition or operations of PBCI, except as contemplated by this Agreement.

3.7

Absence of Undisclosed Liabilities. As of the Closing date and at July 31, 2011, PBCI shall not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the PBCI Financial Statements.

3.8

Tax Returns. Within the times and in the manner prescribed by law, PBCI has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable, except as described in Schedule 3.8

3.9

Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, GETV, its legal counsel and accountants shall have the opportunity to meet with PBCI’s accountants and attorneys to discuss the financial condition of PBCI.  PBCI shall make available to GETV all books and records of PBCI.

3.10

Intellectual Property Rights. Other than disclosed in their SEC filings PBCI does not have any other material patents, trademarks, service marks, trade names, copyrights or other intellectual property rights.

3.11

Compliance with Laws. PBCI has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations including federal and state securities laws.

3.12

Litigation. PBCI is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of PBCI, threatened against or affecting PBCI or its business, assets or financial condition.  PBCI is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  PBCI is not engaged in any material litigation to recover monies due to it.

3.13

Authority. All Directors of PBCI have authorized the execution of this Agreement and the transactions contemplated herein, and PBCI has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of PBCI, and is enforceable in accordance with its terms and conditions.

3.14

Ability to Carry Out Obligations. The execution and delivery of this Agreement by PBCI and the performance by PBCI of its obligations hereunder will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw or other agreement or instrument to which PBCI is a party, or by which it may be bound, nor will any consents or authorization of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of PBCI , or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of PBCI .

3.15

Full Disclosure. None of the representations and warranties made by PBCI herein, or in any exhibit, certificate or memorandum furnished or to be furnished by PBCI or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

3.16

Assets.  PBCI has no assets or liabilities, other than those on the Financial Statements

3.17

Material Contracts.  PBCI has no material contracts.

3.18

Indemnification. PBCI agrees to indemnify, defend and hold GETV harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against GETV, which arise out of, or result from (i) any breach by PBCI in performing any of its covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by PBCI under this Agreement,  (ii) a failure of any representation or warranty in this Article III, or (iii) any untrue statement made by PBCI in this Agreement.

3.19

Quotation Board Trading Status. Within 90 days of the Closing, PBCI shall use all commercially reasonable efforts be in compliance with all requirements for, and have its common stock be quoted on, the Electronic Quotation Board.

ARTICLE IV

Covenants Prior to the Closing Date

4.1

Investigative Rights. Prior to the Closing Date, each party shall provide to the other party, and such other party’s counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party’s properties, books, contracts, commitments and records for the purpose of examining the same.  Each party shall furnish the other party with all information concerning each party’s affairs as the other party may reasonably request.  If during the investigative period one party learns that a representation of the other party was not accurate, no such claim may be asserted by the party so learning that a representation of the other party was not accurate.

4.2

Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business.  Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities.  Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

4.3

Confidential Information.  Each party will treat all non-public, confidential and trade secret information received from the other party as confidential, and such party shall not disclose or use such information in a manner contrary to the purposes of this Agreement.  Moreover, all such information shall be returned to the other party in the event this Agreement is terminated.

4.4

Notice of Non-Compliance.  Each party shall give prompt notice to the other party of any representation or warranty made by it in this Agreement becoming untrue or inaccurate in any respect or the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

ARTICLE V

Conditions Precedent to PBCI’s Performance

5.1

Conditions. PBCI’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article V.  PBCI may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by PBCI of any other condition of or any of PBCI’s other rights or remedies, at law or in equity, if GETV shall be in default of any of its representations, warranties or covenants under this Agreement.

5.2

Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by GETV in this Agreement or in any written statement that shall be delivered to PBCI by GETV under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

5.3

Performance. GETV shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

5.4

Absence of Litigation. No action, suit or proceeding, including injunctive actions, before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against GETV on or before the Closing Date.

5.5

Officer’s Certificate. GETV shall have delivered to PBCI a certificate dated the Closing Date signed by an authorized officer of GETV certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

ARTICLE VI

Conditions Precedent to GETV’s Performance

6.1

Conditions. GETV’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article VI. GETV may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by GETV of any other condition of or any of GETV’s rights or remedies, at law or in equity, if PBCI shall be in default of any of its representations, warranties or covenants under this Agreement.

6.2

Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by PBCI in this Agreement or in any written statement that shall be delivered to GETV by PBCI under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

6.3

Performance. PBCI shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

6.4

Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against PBCI on or before the Closing Date.

6.5

Officer’s Certificate. PBCI shall have delivered to GETV a certificate dated the Closing Date signed by an authorized officer of PBCI certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

6.6

Payment of Liabilities. On or before the Closing Date, PBCI shall have paid all outstanding obligations and liabilities of PBCI through the Closing Date, including obligations created subsequent to the execution of this Agreement, except the liabilities as the Parties may agree that would survive the Closing as disclosed on Exhibit 6.6.

6.7

Officers of PBCI. The Officers of PBCI will be the following effective as of the Closing:

Name	Position
Henry Fong	Chief Executive Officer and President
Thomas B. Olson Barry Hollander	Secretary Chief Financial Officer

6.8

Officers of GETV. On the Closing Date, the Board of Directors of PBCI shall elect the officers of GETV as set forth in Section 2.4.

ARTICLE VII

Closing

7.1

Closing. The closing of this Agreement shall be held at the offices of PBCI at any mutually agreeable time and date prior to September 30, 2011, unless extended by mutual agreement.  At the closing:

(a)

GETV shall deliver to PBCI (i) copies of Exhibit 1.2 executed by all of the GETV Security Holders, (ii) a schedule representing all of the outstanding GETV Shares duly endorsed to PBCI , (iii) the officer’s certificate described in Section 5.5, (iv) the Financial Statements contained in Exhibit 2.5, and (v) signed minutes of its sole director approving this Agreement; and

(b)

PBCI shall deliver to the GETV Security Holders (i) certificates representing the PBCI Shares of PBCI’s common stock pursuant to the computations set forth in Exhibit 1.1 hereto, (ii) the officer’s certificate described in Section 6.5, (iii) signed minutes of its sole director approving this Agreement, (iv) the Financial Statements contained in Exhibit 3.5 that shall conform to Section 12b of the Exchange Act, and (v) resignations if required of its officers and directors pursuant to Sections 6.7 and 6.8.

ARTICLE VIII

Covenants Subsequent to the Closing Date

Registration and Listing. Within 90 days of the Closing, PBCI shall use all commercially reasonable efforts be in compliance with all requirements for, and have its common stock be quoted on, the Electronic Quotation Board.

ARTICLE IX

Miscellaneous

9.1

Captions and Headings. The Article and Section headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

9.2

No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

9.3

Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions.  No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

9.4

Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

9.5

Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6

Choice of Law. This Agreement and its application shall be governed by the laws of the state of Colorado.

9.7

Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8

Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

PBCI:

PB Capital International, Inc.

319 Clematis Street, Suite 703

West Palm Beach, FL  33401

Attn:  Barry Hollander, Chief Financial Officer

GETV:

GETV, Inc.

7315 East Peakview Avenue

Centennial, CO 80111

Attn:  Thomas B. Olson, Secretary

9.9

Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

9.10

Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.11

Announcements.  The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

9.12

Expenses. Each party will bear their own expenses, including any broker’s or finder’s fees and the expenses of their representatives, if any, and legal fees incurred at any time in connection with this Agreement.

9.13

Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing Date.

9.14

Exhibits. At Closing, the parties have provided each other with the exhibits described herein.

9.15

Termination, Amendment and Waiver.

(a)

Termination.  This Agreement may be terminated at any time prior to the Closing Date:

(1)

By mutual written consent of GETV and PBCI;

(2)

By either GETV or PBCI;

(i)

If any court of competent jurisdiction or any governmental, administrative or regulatory authority, agency or body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement; or

(ii)

If the transaction shall not have been consummated on or before September 19, 2011.

(3)

By GETV, if PBCI breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement; and

(4)

By PBCI, if GETV breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement.

(b)

Effect of Termination.  In the event of termination of this Agreement by either PBCI or GETV, as provided herein, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of GETV or PBCI.

(c)

Extension; Waiver.  At any time prior to the Closing Date, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligation of the other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

(d)

Procedure for Termination, Amendment, Extension or Waiver.  A termination of this Agreement, an amendment of this Agreement or an extension or waiver shall, in order to be effective, require in the case of GETV or PBCI, action by its respective Board of Directors.

In witness whereof, the parties have executed this Agreement Concerning the Exchange of Securities on the date indicated above.

PB CAPITAL INTERNATIONAL, INC.	GREEN ENERGY TV, INC.
/s/ Barry Hollander	/s/ Thomas B. Olson
By: Barry Hollander, Chief Financial Officer	By: Thomas B. Olson Secretary

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